UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Shelton Greater China Fund
(Exact name of registrant as specified in charter)

c/o CCM Partners, L.P.
44 Montgomery Street, Suite 2100
San Francisco, CA 94104
 (Address of principal executive offices) (Zip code)

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02196-3604
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 955-9988.

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS

Semi-Annual Report
Shelton Greater China Fund       |       June 30, 2011

TRUSTEES AND OFFICERS	TRANSFER AGENT, PAYING AND PLAN AGENT
Edward B. Collins, Trustee	American Stock Transfer & Trust Company, LLC
Frederick C. Copeland, Jr., Trustee	59 Maiden Lane – Plaza Level
Kevin T. Kogler, Trustee	New York, NY 10038 U.S.A.
James W. Miller, Jr., Trustee	Tel: (866) 624-4110
Robert P. Parker, Trustee
Stephen H. Sutro, Trustee	INVESTOR RELATIONS AND COMMUNICATIONS
Stephen C. Rogers, Trustee, Chairman,	JCPR, Inc.
Secretary, Chief Executive Officer,	1 Gatehall Drive, Suite 107
Interim Chief Compliance Officer	Parsippany, New Jersey 07054 U.S.A.
William P. Mock, Treasurer	Tel: (973) 850-7300

MANAGER	U.S. LEGAL COUNSEL
Shelton Capital Management	Clifford Chance US LLP
44 Montgomery Street, Suite 2100	31 West 52nd Street
San Francisco, CA 94104 U.S.A.	New York, NY 10019-6131 U.S.A.
Tel: (800) 955-9988	Tel: (212) 878-8000

SUB-ADVISER
Nikko Asset Management Co., Ltd.
Midtown Tower, 9-7-1
Akasaka, Minato-ku, Tokyo 107-6242 Japan
Tel: +81-(0)3-6447-6000

ADMINISTRATOR AND CUSTODIAN
Brown Brothers Harriman & CO.
40 Water Street
Boston, MA 02109 U.S.A.
Tel: (617) 742-1818

For information on the Fund, please check the Fund’s website at www.sheltoncap.com or call toll free (800) 955-9988 or email Shelton Capital Management at info@sheltoncap.com.

Portfolio Manager Commentary

Current Unstable Market Environment

The Greater China stock markets in 2Q 2011 saw their worst quarterly declines since the markets were first shocked by the European debt crisis in late April 2010. Although the capital flight out of the Greater China region that took place again in 2Q this year was believed to be related to this same European debt problem, the more important background for the poor stock market performance in the last quarter was the ‘internal’ issue - fear of a hard-landing by the Chinese economy (i.e. a sharp economic slowdown as a result of a prolonged monetary tightening in response to high inflation).

There is a debate in the market currently, between the pessimistic investors who believe that China’s economy is facing an economic hard-landing and the optimistic investors who expect a policy reversal or relaxation. The debate may continue for many more months, as economic statistics that are to be released in the near future are likely to be mixed, and therefore not indicating any clear trend to justify either further tightening or an immediate policy loosening.

Under such circumstances, we believe 3Q will see a volatile and largely range-bound stock market, which is trendless and basically sideway moving.

Portfolio Strategy Response

A portfolio strategy that focuses on stocks rather than industries, make more sense to us as most cyclical industries offer low visibility given the complicated economic environment and policy uncertainty. However, many individual stocks with strong and more predictable fundamentals tend to have a good chance of outperforming the market.

From a risk management perspective, we prefer an emphasis on value stocks rather than growth stocks, which can run a relatively higher risk of not being able to meet earnings expectations given the slowing economy and economic uncertainty. On the other hand, we would also pay attention to investment opportunities in companies with good long-term competitiveness, but which have had their share prices substantially reduced for various reasons ranging from short-term negative earnings disappointment and unfavorable government industry policies, to a market liquidity crunch and small cap liquidity premium problem.

Fung Kwok On
Head of China Fund Management Team/Chief Portfolio Manager

June 30, 2011

SHELTON GREATER CHINA FUND Schedule of Investments (Unaudited) / June 30, 2011

			% of	U.S. Dollar
Shares			Net Assets	Value
COMMON STOCK — 96.94%
Basic Materials — 5.03%
Chemicals — 3.09%
150,897		Formosa Chemicals & Fiber Corp.	0.71	$561,511
300,271		Formosa Plastics Corp.	1.37	1,080,807
300,968		Nan Ya Plastics Corp.	1.01	801,758
				2,444,076
Iron/Steel — 1.52%
1,000,513		China Steel Corp.	1.52	1,203,907

Mining — 0.42%
100,000		Jiangxi Copper Co., Ltd.	0.42	332,794

Communications — 8.04%
Internet — 1.72%
50,000		Tencent Holdings Ltd.	1.72	1,358,158

Telecommunications — 6.32%
350,000		China Mobile Ltd.	4.10	3,242,490
350,000		China Unicom Hong Kong Ltd.	0.89	706,062
200,000		Chunghwa Telecom Co., Ltd.	0.87	687,197
100,000		ZTE Corp.	0.46	361,062
				4,996,811

Consumer Cyclical — 12.87%
Auto Parts & Equipment — 1.57%
200,000		Tong Yang Industry Co., Ltd.	0.32	247,613
1,000,000		Xinyi Glass Holdings Ltd.	1.25	990,672
				1,238,285

Distribution/Wholesale — 0.88%
350,000		Li & Fung Ltd.	0.88	697,068

Home Furnishings — 0.78%
500,000	*	Haier Electronics Group Co., Ltd.	0.78	621,258

Leisure Time — 1.39%
273,263		Giant Manufacturing Co., Ltd.	1.39	1,097,632

Lodging — 2.08%
7,470		Formosa International Hotels Corp.	0.18	141,323
130,000		Shangri-La Asia Ltd.	0.40	318,711
500,000		SJM Holdings Ltd.	1.50	1,187,264
				1,647,298
Retail — 6.17%
86,046		Far Eastern Department Stores Co., Ltd.	0.22	172,065
3,000,000		GOME Electrical Appliances Holding Ltd.	1.51	1,194,973
1,000,000		Hengdeli Holdings Ltd.	0.67	530,671
1,000,000	*	Maoye International Holdings Ltd.	0.63	499,833
220,445		President Chain Store Corp.	1.61	1,272,631
1,200,000		S.A. International Holdings Ltd.	0.98	769,409
200,000		Zhongsheng Group Holdings Ltd.	0.55	436,872
				4,876,454

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND Schedule of Investments (Continued) (Unaudited) / June 30, 2011

		% of	U.S. Dollar
Shares		Net Assets	Value
Consumer Non-cyclical — 7.45%
Food — 5.09%
150,000	China Yurun Food Group Ltd.	0.53	$422,096
151,943	Great Wall Enterprises Co.	0.22	174,377
1,500,000 *	Heng Tai Consumables Group Ltd.	0.19	152,263
800,000	Shenguan Holdings Group Ltd.	0.72	565,364
1,378,992	Uni-President Enterprise Corp.	2.52	1,995,029
742,000	Want Want China Holdings, Ltd.	0.91	718,870
			4,027,999

Healthcare — 0.77%
40,000	St Shine Optical Co., Ltd.	0.77	605,818

Pharmaceuticals — 1.59%
300,000	Sinopharm Group Co., Ltd.	1.27	1,006,091
50,000 *	TTY Biopharm Co., Ltd.	0.32	252,134
			1,258,225

Diversified — 2.12%
Holding Companies - Diversified — 2.12%
500,000	Dah Chong Hong Holdings Ltd.	0.75	594,274
100,000	Hutchison Whampoa Ltd.	1.37	1,079,331
			1,673,605

Energy — 7.30%
Coal — 2.68%
150,000	China Shenhua Energy Co., Ltd.	0.91	716,984
300,000	Hidili Industry International Development Ltd.	0.33	258,269
300,000	Yanzhou Coal Mining Co., Ltd.	1.44	1,142,934
			2,118,187

Oil & Gas — 4.62%
1,300,000	China Petroleum & Chemical Corp.	1.66	1,311,258
1,000,000	CNOOC Ltd.	2.96	2,338,550
			3,649,808

Financial — 22.48%
Banks — 6.73%
180,000	BOC Hong Kong Holdings Ltd.	0.66	521,548
1,500,000	China Construction Bank Corp.	1.57	1,245,085
80,000	Hang Seng Bank Ltd.	1.62	1,277,722
3,000,000	Industrial & Commercial Bank of China	2.88	2,278,159
			5,322,514

Commercial Banks — 0.66%
600,000	China Trust Financial Holding	0.66	521,658

Diversified Financial Services — 4.02%
1,114,557	Fubon Financial Holding Co., Ltd.	2.16	1,711,304
70,000	Hong Kong Exchanges & Clearing Ltd.	1.86	1,467,890
			3,179,194

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND Schedule of Investments (Continued) (Unaudited) / June 30, 2011

			% of	U.S. Dollar
Shares			Net Assets	Value
Financial — 22.48% (continued)
Insurance — 4.36%
700,000	*	AIA Group Ltd.	3.07	$2,428,494
400,550		Cathay Financial Holding Co., Ltd.	0.79	619,188
300,000		China Life Insurance Co., Ltd.	0.50	396,460
				3,444,142

Real Estate — 6.71%
300,000		China Overseas Land & Investment Ltd.	0.81	643,744
1,500,000		Evergrande Real Estate Group Ltd.	1.24	982,962
300,000		Hang Lung Properties Ltd.	1.56	1,233,521
200,000		Hysan Development Co., Ltd.	1.26	991,956
100,000		Sun Hung Kai Properties Ltd.	1.84	1,451,957
				5,304,140

Food - Flour & Grain — 1.63%
Food — 1.63%
416,000		Tingyi (Cayman Islands) Holdings Corp.	1.63	1,288,207

Industrial — 23.48%
Building Materials — 7.52%
400,000		Anhui Conch Cement Co., Ltd.	2.38	1,881,119
865,043		Asia Cement Corp.	1.56	1,233,434
500,000	*	China Singyes Solar Technologies Holdings Ltd.	0.58	457,431
1,303,715		Taiwan Cement Corp.	2.46	1,940,531
243,995		Taiwan Glass Industrial Corp.	0.54	428,515
				5,941,030

Electrical Components & Equipment — 1.72%
85,210		Simplo Technology Co., Ltd.	0.87	686,018
200,000		Zhuzhou CSR Times Electric Co. Ltd.	0.85	673,297
				1,359,315

Electronics — 7.09%
1,000,000		China Automation Group Ltd.	0.88	700,280
700,363		Hon Hai Precision Industry Co., Ltd.	3.03	2,399,129
50,535		HTC Corp.	2.15	1,697,710
150,000		Silitech Technology Corp.	0.45	354,206
15,000	*	TPK Holding Co., Ltd.	0.58	456,450
				5,607,775

Engineering & Construction — 2.57%
2,000,000		China State Construction International Holdings Ltd.	2.57	2,030,170

Machinery - Construction & Mining — 1.92%
800,000		Changsha Zoomlion Heavy Industry Science &
		Technology Development Co. Ltd.	1.92	1,521,342

Machinery - Diversified — 1.26%
800,000		First Tractor Co., Ltd.	1.26	995,040

Miscellaneous Manufacturers — 1.01%
25,000		Largan Precision Co., Ltd.	1.01	799,875

Transportation — 0.39%
144,000		U-Ming Marine Transport Corp.	0.39	307,987

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND Schedule of Investments (Continued) (Unaudited) / June 30, 2011

		% of	U.S. Dollar
Shares		Net Assets	Value
Technology — 6.54%
Computers — 1.13%
680,896	Lite-on Technology Corp.	1.13	$895,090

Semiconductors — 4.87%
100,044	MediaTek Inc	1.37	1,085,525
1,100,284	Taiwan Semiconductor Manufacturing Co., Ltd.	3.50	2,762,716
			3,848,241

Software — 0.54%
800,000	Kingdee International Software Group Co., Ltd.	0.54	429,676

TOTAL COMMON STOCK (COST $68,128,567)		96.94	$76,642,779

SHORT TERM SECURITIES — 1.25%

Time Deposit — 1.25%
Citibank - London, 0.03%, Due 07/01/11		1.25	987,861

TOTAL SHORT-TERM SECURITIES			$987,861
(COST $987,861)

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE		98.19	$77,630,640
(COST $69,116,428)

OTHER ASSETS (LESS LIABILTIES)		1.81	1,430,223

NET ASSETS		100.00	$79,060,863
_________________________
* Non-income producing: These stocks did not pay a cash dividend during the past year.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND (Note 1) Statement of Assets and Liabilities June 30, 2011 (Unaudited) (Expressed in U.S. Dollars)

Assets

Investments in securities at market value (Notes 2B, 2D, 3 and 8)
Common stock (cost — $68,128,567)	$76,642,779
Short-term securities (cost — $987,861)	987,861
Total investment in securities at fair value (cost — $69,116,428)	77,630,640

Foreign cash (cost — $5,697,162)	5,697,166
Receivables:
Investments sold	1,434,163
Dividends	142,101
Prepaid expenses and other assets	14,540
Total assets	84,918,610

Liabilities

Payable for investments purchased	5,284,747
Professional fees payable	355,472
Shareholder communication fees payable	105,999
Management fee payable (Note 4)	49,531
Custodian fee payable (Note 5)	24,000
Administration fee payable (Note 6)	22,777
Trustee fees and expense payable	13,594
Other accrued expenses	1,627
Total liabilities	5,857,747

Net assets	$79,060,863

Components of net assets

Par value of shares of beneficial interest (Note 9A)	$101,075
Additional paid-in capital (Note 9)	62,369,836
Accumulated net investment income	61,332,051
Accumulated net realized loss on investments and foreign currency transactions	(14,641,326)
Unrealized net appreciation on investments (Note 8)	8,514,212
Cumulative translation adjustment (Note 2F)	(38,614,985)

Net assets	$79,060,863

Net asset value per share (10,107,567 shares issued and outstanding, par value $0.01)	$7.82

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND (Note 1) Statement of Operations For the Six Months Ended June 30, 2011 (Unaudited) (Expressed in U.S. Dollars)

Investment income (Note 2D)
Dividends	$182,266
Interest and other income	525
Total investment income	182,791

Republic of China taxes (Note 2H)	(30,890)

Total investment income net of taxes	151,901
Expenses
Management fee (Note 4)	529,555
Legal fees and expenses	453,045
Shareholder communication expenses	146,921
Trustee fees and expenses	117,656
Custodian fee (Note 5)	63,534
Audit and tax fee	61,285
Administrative fee (Note 6)	47,115
Insurance expenses	44,098
Other expenses (Note 7)	262,738
Total expenses	1,725,947

Net investment loss	(1,574,046)

Net realized and unrealized gain on investments and foreign currencies (Notes 2F and 8)
Net realized gain on:
investments (including short-term securities)	11,980,057
foreign currency transactions	7,727
Net realized gain	11,987,784

Net change in unrealized depreciation on:
investments	(9,333,133)
translation of assets and liabilities in foreign currencies	(3,601,348)
Net change in unrealized depreciation	(12,934,481)

Net realized and unrealized loss from investments and foreign currencies	(946,697)

Net decrease in net assets resulting from operations	$(2,520,743)

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND (Note 1) Statements of Changes in Net Assets For the Six Months Ended June 30, 2011 and the Year Ended December 31, 2010 (Expressed in U.S. Dollars)

	Six Months	Year Ended
	Ended June 30,	December 31,
	2011 (Unaudited)	2010
Net increase (decrease) in net assets resulting from operations
Net investment loss	$(1,574,046)	$(479,828)
Net realized gain on investments and foreign
currency transactions	11,987,784	2,193,019
Net change in unrealized appreciation (depreciation) on
investments and translation of assets and liabilities
in foreign currencies	(12,934,481)	7,384,797

Net increase (decrease) in net assets resulting from operations	(2,520,743)	9,097,988

Net increase (decrease) in net assets resulting from
capital share transactions
Cost of semi-annual repurchase offer (Note 9B)	(4,048,345)	(8,060,115)
Net increase (decrease) in net assets	(6,569,088)	1,037,873

Net assets, beginning of period	85,629,951	84,592,078

Net assets, end of period	$79,060,863	$85,629,951
Including undistributed net investment income of	$61,332,051	$62,906,097

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND (Note 1) Financial Highlights (Expressed in U.S. Dollars)

	Six Months
	Ended
	June 30, 2011		Years Ended December 31,
	(Unaudited)		2010	2009	2008	2007		2006
Per share operating performance:
Net asset value, beginning of period	$8.05		$7.18	$3.81	$8.02	$7.07		$5.87
Net investment income (loss) (a)	(0.15)		(0.04)	(0.03)	0.15	0.02		0.01
Net realized and unrealized gain (loss)
on investments	0.25		0.45	3.24	(4.21)	0.92		1.21
Net realized and unrealized
appreciation (depreciation) on
translation of foreign currencies	(0.34)		0.45	0.15	(0.16)	(0.01)		(0.03)
Total from investment operations	(0.24)		0.86	3.36	(4.22)	0.93		1.19

Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	(a)	0.01 (a)	0.01 (a)	0.01 (a)	0.02	(a)	0.01

Net asset value, end of period	$7.82		$8.05	$7.18	$3.81	$8.02		$7.07

Per share market price, end of period	7.59		7.60	6.36	3.53	7.23		6.61

Total investment return (%):
Based on Trust's market price	(0.13	)(b)	19.50	80.18	(51.18)	9.38		24.72
Based on Trust's net asset value	(2.86	)(b)	12.12	88.45	(52.49)	13.44		20.44

Ratios and supplemental data:
Net assets, end of period (in thousands)	$79,061		$85,630	$84,592	$49,720	$116,031		$113,391
Ratio of expenses to average net assets (%)	4.09	(c)	3.15	2.80	2.37	2.30		2.55
Ratio of net investment income (loss)
to average net assets (%)	(3.73	)(c)	(0.61)	(0.64)	2.29	0.28		0.22
Portfolio turnover ratio (%)	60	(b)(d)	5	11	22	26		24

(a)	Based on average daily shares outstanding.
(b)	Not annualized.
(c)	Annualized.
(d)
Effective June 13, 2011, the Fund expanded its primary geographic scope from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China) and has subsequently increased trading in the Greater China region.

See accompanying notes to unaudited financial statements and independent accountants’ review report.

SHELTON GREATER CHINA FUND Notes to Financial Statements / June 30, 2011 (Expressed in U.S. Dollars) (Unaudited)

Note 1 — Summary of Fund Organization
The Shelton Greater China Fund (the “Fund” or the “Trust”), formerly the Taiwan Greater China Fund, is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission (the “SEC”) as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

The Trust commenced operations in May 1989 as the R.O.C. Taiwan Fund. It was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund which commenced operations in October 1983 and was liquidated in 2004 after the assets held were transferred to the direct account of the Trust. The R.O.C. Taiwan Fund changed its name to the Taiwan Greater China Fund on December 29, 2003 and the change became effective on the New York Stock Exchange on January 2, 2004.

At the Annual Meeting of Shareholders held on June 21, 2005, shareholders approved the adoption by the Trust of an interval fund structure. Since then, the Trust has been making semi-annual repurchase offers with respect to its shares (see Note 9B).

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. Because the Trust’s shares traded at an average discount to NAV of more than 10% for the 12-week period ended December 4, 2009, the Trust’s shareholders were asked to consider the conversion of the Trust to an open-end investment company at the Trust’s 2010 Annual Meeting of Shareholders (the “2010 Annual Meeting”).

On May 27, 2011, shareholders of the Taiwan Greater China Fund voted to approve Shelton Capital Management LLC (Shelton Capital or the “Adviser”), an institutional investment management firm based in San Francisco and Nikko Asset Management Co., Ltd. (“Nikko AM”), a leading Asian investment management company headquartered in Tokyo, as the Trust’s investment adviser and sub adviser, respectively. Shareholders also voted to approve the Fund’s conversion from a closed-end investment company to an open-end investment company, which is expected to occur in September 2011. Shelton Capital became the Fund’s investment adviser on June 12, 2011. Shareholders also voted to approve an amendment to the investment objective and an investment policy of the Trust to expand the primary geographic scope of the Trust's investments from the Republic of China to the Greater China region. As a result, the Taiwan Greater China Fund changed its name to the Shelton Greater China Fund, effective as of June 13, 2011.

Note 2 — Summary of Significant Accounting Policies
A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at NAV or at amortized cost, which approximates fair value. Securities for which market quotations are not readily available are, or if a development/event occurs that may significantly impact the value of a security may be, fair-valued in good faith pursuant to procedures established by the Board of Trustees.

C — Lending of Portfolio Securities —The Trust may lend portfolio securities up to 33 1/3% of the market value of the Fund’s total assets to qualified broker-dealers or financial institutions.  All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, or bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked-to-market daily.  The Trust receives compensation for securities lending activities from interest earned on the invested cash collateral net of fee rebates paid to the borrower. The Trust did not have any lending agency agreement nor any securities on loan during the six months ended June 30, 2011.

D — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method. For the fiscal year ended December 31, 2010, the Trust had $14,818,263 of capital loss carryover expire with a total loss carryover of $26,343,455 remaining. This capital loss carryforward may be used to offset any future capital gains generated by the Trust.

The capital loss carryforwards and related expiration dates, as of June 30, 2011, are as follows:

Expiration Date
2011	2013	2017	Total
$11,721,463	$3,691,414	$10,930,578	$26,343,455

In accordance with federal income tax regulations, the Trust expects to elect to defer currency losses of $1,238,013, realized on investment transactions from November 1, 2010 through December 31, 2010 and treat them as arising during the fiscal year ending December 31, 2011 for U.S. federal income tax purposes.

SHELTON GREATER CHINA FUND Notes to Financial Statements / June 30, 2011 (Expressed in U.S. Dollars) (Unaudited) (continued)

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several rules impacting the Fund. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Fund will be contained within this section of the Fund’s fiscal year ending December 31, 2011 financial statements.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”) and Hong Kong Dollars (“HKD”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ and HKD are reported in the accompanying financial statements after translation into United States Dollars (“USD”) based on the closing market rate for the United States Dollar in Taiwan at the end of the year. At June 30, 2011, the exchange rates to USD1.00 were NT$28.7545 and HKD7.7733. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net realized capital gains calculated in accordance with U.S. federal income tax regulations.  Such calculations may differ from those based on GAAP. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares, expiring capital loss carryforward, as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

Management has analyzed the Trust’s tax positions taken on federal income tax returns for all open tax years and has concluded that, as of December 31, 2010, no provision for income tax would be required in the Trust’s financial statements. The Trust’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

The Republic of China levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in the Republic of China securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. The Trust did not receive any stock dividends for the six months ended June 30, 2011.

Realized gains on securities transactions are not subject to income tax in the Republic of China; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred is levied. Proceeds from sales of investments are net of securities transaction tax of $218,513 paid for the six months ended June 30, 2011.

I — Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J — Accounting for Uncertainty in Income Taxes — ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. As required, the Trust implemented ASC740 on January 1, 2007. Based on management’s evaluation, ASC 740 did not have a material impact on the Trust’s financial statements.

K —Fair Value Measurements and Disclosures — In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards ("IFRS")". ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy; quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all

SHELTON GREATER CHINA FUND Notes to Financial Statements / June 30, 2011 (Expressed in U.S. Dollars) (Unaudited)

transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3- Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the valuation of the Trust’s securities at June 30, 2011 using the fair value hierarchy:

At June 30, 2011	Level 1(a)	Level 2(a)	Level 3(a)	Total
Investments, in securities
Common Stocks(b)	$76,642,779	$–	$–	$76,642,779
Short term securities	987,861	–	–	987,861
Total investments in securities	$77,630,640	$–	$–	$77,630,640

(a)	There were no transfers in or out of Level 1, Level 2 and Level 3 during the period ended June 30, 2011.
(b)	For a detailed breakout of common stocks by major industry classification, please refer to the Schedule of Investments.

Note 3 — Investment Considerations
Because the Trust concentrates its investments in publicly traded equities issued by corporations located in China, Hong Kong, Singapore or Taiwan, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the economies of those countries than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in NT$ and HKD, changes in the relationships of the NT$ and the HKD to the USD may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Investment Management
The Trust entered into an advisory agreement with Nanking Road Capital Management, LLC (“NRC”) on October 1, 2007, which was replaced by Shelton Capital on June 12, 2011. Pursuant to its advisory agreement with the Trust, Shelton Capital is responsible for supervising investments of the Trust, and make available all services needed for the management, administration and operation of the Trust.  The Trust pays Shelton Capital (and paid NRC) a fee at the per annum rate of 1.25% of the NAV of the Trust’s assets.

Shelton Capital entered into a sub-advisory agreement with Nikko AM on June 12, 2011.

Note 5 — Custodian
BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the Trust’s market value of Taiwan holdings up to $200 million, 0.13% of such Taiwan holdings equal to or in excess of $200 million and for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000 and $100,000 in the case of a termination only of the Administrative and Fund Accounting Agency Agreement.

Note 6 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets and 0.04% of such NAV equal to or in excess of $400 million.  The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 7 — Consulting
The Trust paid $225,000 in consulting fees in relation to the change in investment adviser.

SHELTON GREATER CHINA FUND Notes to Financial Statements / June 30, 2011 (Expressed in U.S. Dollars) (Unaudited)

Note 8 — Investments in Securities
Purchases and proceeds from sales of securities, excluding short-term investments, for the six months ended June 30, 2011, included $50,400,684 for stock purchases and $58,083,229 for stock sales, respectively.

At June 30, 2011, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was equal to the cost of such investments for financial reporting purposes. At June 30, 2011, the unrealized appreciation of $8,514,212 for U.S. federal income tax purposes consisted of $9,470,948 of gross unrealized appreciation and $956,736 of gross unrealized depreciation.

Note 9 — Shares of Beneficial Interest
A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and such share repurchases are made on the NYSE and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934, as amended. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the six months ended June 30, 2011, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it makes semi-annual repurchase offers of its shares of beneficial interest.  The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees (the “Board”) shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest.  If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In June 2010, the Trust accepted 589,448 shares for payment at a price of $6.34 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 21, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2010, the Trust accepted 559,976 shares for payment at a price of $7.72 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on December 16, 2010, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In June 2011, the Trust accepted 531,977 shares for payment at a price of $7.61 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the Trust’s NAV at the close of regular trading on the Taiwan Stock Exchange on June 17, 2011, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares. Once the Trust becomes open-ended, it will no longer conduct semi-annual repurchase offers.

At June 30, 2011, 10,107,567 shares were outstanding.

Note 10 — Other Announcements
Effective January 12, 2011, Mr. Pedro-Pablo Kuczynski resigned from his position as Trustee and Chairman of the Board. The Board subsequently elected Mr. Fredrick C. Copeland, Jr. as Chairman of the Board and formally reduced the size of the Board to five members. In connection with the election of directors at the 2010 Annual Meeting, the size of the Board was increased to six as of May 27, 2011. Effective as of June 10, 2011, Mr. Stephen C. Rogers replaced Mr. Copeland as the Chairman of the Board, and the size of the Board was increased to seven members.

The Trust’s engagement with KPMG LLP terminated on June 15, 2011. Effective as of June 20, 2011, the Trust engaged Tait Weller & Baker LLP to perform audit, tax and non-audit related services for the Fund going forward.

The audit reports of KPMG LLP on the Fund’s financial statements as of and for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the two fiscal years ended December 31, 2010 and 2009 and the subsequent interim period through June 15, 2011, there were no reportable events or disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG LLP would have caused them to make reference in connection with their opinion to the subject matter of the disagreements.

Note 11 — Subsequent Events
As a result of the shareholders approval to convert the Fund from a closed-end investment company to an open-end investment company, on August 8, 2011, the Trust filed a Registration Statement on Form N-1A in connection with registering its shares for a continuous offering as an open-end fund.

SHELTON GREATER CHINA FUND Additional Information (Unaudited)

The Fund has obtained an agreement letter from Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold “material interest” in an offshore fund. Therefore, the Fund does not need to seek distributing fund status.

Stephen C. Rogers joined Shelton Capital, as an advisor in 1993. He served as Administrative Officer from 1994-1997, Chief Operating Officer from 1997 to 1999, and serves as Chief Executive Officer from 1999 to present. Mr. Rogers is also the portfolio manager of the equity funds at California Investment Trust, a dba of CCM Partners. Mr. Rogers earned a BA from the University of Iowa in 1988 and earned his MBA from the University of California at Berkeley in 2000.

Mr. Fung Kwok On has served as the portfolio manager of the Fund since June 2011. Mr. Fung has been the team leader and the chief portfolio manager of the China Fund Management Team at Nikko AM since 2009 and prior to that was the chief portfolio manager of the China Fund Management Team since 2005. Other positions he has held include vice president with HSBC Private Bank in 2004 and Investment Manager with Credit Agricole Asset Management in 1995. Mr. Fung earned a BA from International Christian University in 1986 and earned his MBA from the Columbia Business School in 1991.

New York Stock Exchange Certification
In 2010 and 2011, the Trust’s Chief Executive Officer provided to the New York Stock Exchange (the “NYSE”) the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards, pursuant to Section 303.A of the NYSE Listed Company Manual, after Annual Meeting of Shareholders, which occurred on May 27, 2011, stating that he was unaware of any violations of such listing standards.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Risk Metrics Group, formerly Institutional Shareholder Services, Inc., unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Board. A more detailed description of those policies is available on the SEC’s website at www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2011 is available on the SEC’s website.

Portfolio Holdings
The Fund holdings shown in this report are as of June 30, 2011. Holdings are subject to change at any time, so holdings shown in the report may not reflect current Fund holdings. The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room, 100F. Street N.E., Room 1580, Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) 225-8778.

Portfolio holdings will be made available by the Fund’s administrator as of the month end, calendar quarter end, and fiscal quarter end by releasing the information to rating agencies. Shareholders may contact the Fund at (800) 955-9988 for a copy of this report (this disclosure is included in the N-1A filed on 8/8/11.

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2010 ANNUAL MEETING OF SHAREHOLDERS (unaudited)

On May 27, 2011, the Trust held its 2010 Annual Meeting of Shareholders to:

(i)
Elect three trustees of the Trust, one to serve for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof and two to serve for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting in lieu thereof.

(ii)	Consider the following open-ending proposals:

a.	Whether to approve the conversion of the Trust from a closed-end investment company into an open-end investment company;

b.	Whether to approve an investment advisory agreement with CCM Partners, L.P.;

c.	Whether to approve an investment sub-advisory agreement between CCM Partners, L.P. and Nikko Asset Management Co., Ltd.;

d.
Whether to approve an amendment to the Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) eliminating the staggered nature of the Trust’s board of trustees (the “Board of Trustees” or the “Board”);

e.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to have multiple funds;

f.	Whether to approve an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions;

g.
Whether to approve an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China);

h.
Whether to approve an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region; and

i.	Whether to approve an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust

The results of the shareholder votes are shown below. Votes representing 7,588,962, or 71.37%, of the 10,639,544 eligible shares outstanding were represented by proxy. James W. Miller, Jr. and Kevin T. Kogler were each elected for a term expiring on the date of the 2013 Annual Meeting of Shareholders or the special meeting in lieu thereof. Steven H. Sutro was elected for a term expiring on the date of the 2012 Annual Meeting of Shareholders or the special meeting in lieu thereof. Votes representing approximately 66.79% of the eligible shares outstanding were voted for the conversion from a closed-end investment company to an open-end investment company. Votes representing approximately 68.54% of the eligible shares outstanding were voted for the approval of an investment advisory agreement with CCM Partners, L.P., dba Shelton Capital Management, approximately 68.47% were voted for the approval of an investment sub-advisory agreement between CCM Partners, L.P., dba Shelton Capital Management and Nikko AM, approximately 70.50% were voted for the approval of the amendment of the Trust’s Amended and Restated Declaration of Trust (the “Declaration of the Trust”) eliminating the staggered nature of the Board, approximately 70.30% were voted for the approval of the amendment to the Declaration of Trust allowing for multiple funds, approximately 60.46% were voted for the approval of the amendment to the Declaration of Trust allowing the Trust to make in-kind redemptions, approximately 70.88% were voted for the approval of the amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments, approximately 70.88% were voted for the approval of the amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, and approximately 70.88% of were voted for the approval of removing restrictions on certain investment activities of the Trust.

Nominees to the Board of Trustees
	For	Withheld
James W. Miller, Jr.	3,344,850	4,249,112
Kevin T. Kogler	3,344,550	4,249,112
Steven H. Sutro	3,344,563	4,249,399
Edward B. Collins, Robert P. Parker and Frederick C. Copeland, Jr., whose terms did not expire in 2010, remain trustees. Mr. Tsung-Ming Chung submitted his resignation upon the election of trustees at the 2010 Annual Meeting. Mr. David N. Laux did not stand for re-election.

2010 ANNUAL MEETING OF SHAREHOLDERS (Continued) (unaudited)

Approval of Conversion of the Trust from a Closed-End Investment Company to an Open-End Investment Company

For	Against	Withheld/Abstain
7,105,983	9,450	478,529

Approval of an investment advisory agreement with CCM Partners, L.P., dba Shelton Capital Management

For	Against	Withheld/Abstain
7,292,278	288,976	12,708

Approval of an investment sub-advisory agreement between CCM Partners, L.P., dba Shelton Capital Management and Nikko AM

For	Against	Withheld/Abstain
7,285,177	288,976	19,809

Approval of an amendment to the Declaration of Trust eliminating the staggered nature of the Board

For	Against	Withheld/Abstain
7,500,941	78,737	14,284

Approval of an amendment to the Declaration of Trust to allow for the Trust to have multiple funds

For	Against	Withheld/Abstain
7,479,177	110,653	4,132

Approval of an amendment to the Declaration of Trust to allow for the Trust to make in-kind redemptions

For	Against	Withheld/Abstain
6,752,161	839,016	2,785

Approval of an amendment to the investment objective of the Trust to expand the primary geographic focus of the Trust’s investments from the Republic of China (“Taiwan”) to the Greater China region (this includes: Taiwan, Hong Kong, Singapore and the People’s Republic of China)

For	Against	Withheld/Abstain
7,540,867	48,222	4,873

Approval of an amendment to an investment policy of the Trust to expand the geographic region in which the Trust must invest, under normal circumstances, at least 80% of its net assets, from Taiwan to the Greater China region

For	Against	Withheld/Abstain
7,539,331	49,758	4,873

Approval of an amendment to the investment policies of the Trust removing restrictions on certain investment activities of the Trust

For	Against	Withheld/Abstain
7,538,088	50,801	5,073

Board Approval of Investment Advisory Agreement

At a meeting held in person on April 6, 2011 and prior to the 2010 Annual Meeting, the Board, which was comprised entirely of Trustees who were not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two year period an investment advisory agreement (the “Advisory Agreement”) between the Trust and CCM Partners, L.P., dba Shelton Capital Management. The Board also approved the Advisory Agreement for inclusion in the Trust’s 2010 Annual Proxy Statement for shareholder vote at the 2010 Annual Meeting.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. In their consideration of the Advisory Agreement, the Board considered factors described below. The Board evaluated information concerning the Advisory Agreement provided to the Board during this April 6, 2011 meeting and during prior meetings.

2010 ANNUAL MEETING OF SHAREHOLDERS (Continued) (unaudited)

Nature, Extent and Quality of the Services provided by the Adviser. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser under the Advisory Agreement. The Board also reviewed and considered the nature and extent of the non-investment advisory, administrative services to be provided by the Adviser under the Advisory Agreement. The Board determined that the Adviser appeared to be capable of providing the Trust with investment advisory and administrative services of appropriate quality.

Performance, Fees and Expenses of the Trust. The Board noted that the Adviser had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate the Adviser’s performance. Based, however, on the experience of the Adviser, the Board concluded that there was reason to believe that the Adviser could provide the appropriate level of investment advisory and administrative services to the Trust. The Board also considered that advisory fee rates under the Advisory Agreement would be the same as the base fee rate under the then current advisory agreement with NRC. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of the Adviser.

Economies of Scale. The Board considered the benefits that the Trust’s shareholders would be afforded as a result of anticipated economies of scale. One such consideration was that the Advisory Agreement did not contain breakpoints, which would serve to reduce the advisory fee paid to CCM if the Trust's assets grow beyond a certain point; however, the inclusion of breakpoints may be revisited by the Board at a later date.

Other Benefits of the Relationship. The Board considered whether there were other benefits that CCM and its affiliates may derive from their relationship with the Trust and concluded that the only material benefit would be received by RFS Partners (the “Distributor” (an affiliate of CCM)), as it would be retained as the distributor of the Trust. However, the Board noted that any decision to retain CCM was due, in part, to the desire to obtain the distribution/marketing services offered by the Distributor.

Resources of the Investment Adviser. The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Advisory Agreement, and after discussion, noted that the Adviser appeared to have the financial resources necessary to fulfill its obligations under the Advisory Agreement.

Distribution and Administrative Assistance. The Board considered the distribution services that were available to the Trust from affiliates of the Adviser, specifically the network of relationships with open-end fund sellers that such affiliates had. Additionally, the Board reviewed and considered the administrative services that the Adviser could offer.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve the Advisory Agreement and retain the Adviser on the basis of the distribution and investment advisory services offered by the Distributor and the Adviser, respectively. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Board Approval of Investment Sub-Advisory Agreement

At a meeting held in person on April 6, 2011 and prior to the 2010 Annual Meeting, the Board, approved for an initial two year period an investment sub-advisory (the “Sub-Advisory Agreement”) between CCM Partners, L.P., dba Shelton Capital Management and Nikko AM.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Sub-Advisory Agreement. At the 2010 Annual Meeting, held on May 27, 2011, the Trust’s shareholders approved the Sub-Advisory Agreement. In their consideration of the Sub-Advisory Agreement, the Board considered factors described below. The Board evaluated information concerning the Sub-Advisory Agreement provided to the Board during this April 6, 2011 meeting and during prior meetings including the terms and conditions of the Sub-Advisory Agreement and the nature, scope and quality of services that Nikko AM is expected to provide to the Trust. The Board reviewed Nikko AM’s considerable experience in managing portfolios of equity securities of companies in the China region and its commitment of dedicating a research analyst and experience portfolio manager to the Trust. The Board noted that Nikko AM’s proposed sub-advisory fees compared favorably with fees charged by sub-advisers of other U.S. registered closed-end funds that invest in the China region. After further discussion, the Board also discussed the following considerations, among others, and noted that no particular consideration that was all important or controlling, each Trustee attributing different weights to the various factors.

Nature, Extent and Quality of the Services provided by the Proposed Sub-Adviser. The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Nikko AM under the Sub-Advisory Agreement. The Board determined that Nikko AM appeared to be capable of providing the Trust with investment advisory services of appropriate quality.

2010 ANNUAL MEETING OF SHAREHOLDERS (Continued) (unaudited)

Performance, Fees and Expenses of the Trust. The Board noted that Nikko AM had not yet begun providing services to the Trust and, therefore, there were limitations on the Board’s ability to evaluate Nikko AM’s performance. Based, however, on the experience of Nikko AM, the Board concluded that there was reason to believe that Nikko AM could achieve adequate performance over the long term in advising the Trust, based on Nikko AM’s considerable experience in managing portfolios of equity securities in the China region. The Board also noted that other expenses of the Trust were not expected to increase as a result of the retention of Nikko AM.

Economies of Scale. The Board considered the benefits that Shareholders would be afforded as a result of anticipated economies of scale.

Other Benefits of the Relationship. The Board considered whether there were other benefits that Nikko AM and its affiliates may derive from their relationship with the Trust and concluded that such benefits were likely to be minimal.

Resources of the Investment Sub-Adviser. The Board considered whether Nikko AM is financially sound and has the resources necessary to perform its obligations under the Sub-Advisory Agreement, and after discussion, noted that Nikko AM appeared to have the financial resources necessary to fulfill its obligations under the Sub-Advisory Agreement.

General Conclusions. After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Trust and its shareholders to approve the Sub-Advisory Agreement and retain Nikko AM. In reaching this conclusion, the Board did not give particular weight to any single factor referenced above.

Information Concerning Trustees and Officers

	Position(s)	Term of Office and
Name (Age) and	Held with the	Length of Time
Address	Trust	Served
Non-Interested Trustees
Edward B. Collins (68)	Trustee and Audit Committee	Trustee since 2000
765 Market Street,	Member
Suite 31A
San Francisco, California 94103

Frederick C. Copeland, Jr. (68)	Trustee, Chairman, Audit	Trustee since May 2004, Chairman
11 Deer Ridge Road	Committee Member,	of the Board from January to June 2011
Avon, Connecticut 06001	Chief Executive Officer	and Chief Executive Officer from April
	April 2011-June 2011	to June 2011

Kevin T. Kogler (45)	Trustee	Trustee since June 2011
P.O. Box 387
San Francisco, California 94104

James W. Miller, Jr. (44)	Trustee	Trustee since June 2011
P.O. Box 387
San Francisco, California 94104

Robert P. Parker (69)	Trustee and Audit Committee	Trustee since 1998 and Chairman from
275 Battery Street	Member	February to July 2004
Suite 2400
San Francisco, California 94111
Steven H. Sutro (42)	Trustee	Trustee since June 2011
P.O. Box 387
San Francisco, California 94104

Interested Trustee
Stephen R. Rogers (44)	Trustee, Chairman	Trustee, Chairman, Chief Executive
P.O. Box 387	Chief Executive Officer	Officer, and Secretary since June 2011;
San Francisco, California 94104	Secretary, Interim Chief	Interim Chief Compliance Officer
	Compliance Officer	since July 2011
Officer
William Mock (44)	Treasurer/Chief Financial	Treasurer/Chief Financial Officer since June 2011
P.O. Box 387	Officer
San Francisco, California 94104

Other Business Experience
Principal Occupation(s)	Other Positions with	and
During the Past	Affiliated Persons	Other Directorships
Five Years	of the Trust	Held

Member, General Partner, ChinaVest V, LLC	N/A	Chairman and Director, Branded Sprits,
and Chairman and Chief Executive		Ltd., 2009-present; Director, Oclaro, Inc.
Officer, ChinaVest, Inc. (venture capital		since May 2008; Chairman and Director,
investment), since prior to 2006		Medio Stream, Inc. since 2001; Director,
California Bank of Commerce, since 2006
Partner, McCutchen Doyle, Brown &
Enersen (international law firm),
1988-1995
Vice Chairman, Director, Chairman of the	N/A	Director, Mercantile Commercial Bank
Executive Committee, Far East National		Holding, since 2007; Director, Mercantile
Bank, since prior to 2006; Chairman and		Commercial Bank, since 2007;
Chief Executive Officer, Far East National		Principal, Deer Ridge Associates, LLC
Bank, 2008-2009		(financial consulting), 2001- 2006;
President, Chief Executive Officer and
Chief Operating Officer, Aetna
International (insurance), 1995-2001;
Executive Vice President, Aetna, Inc.
(insurance), 1997-2001; Chairman,
President and Chief Executive Officer,
Fleet Bank, N.A., 1993-1995; President
and Chief Executive Officer, Citibank
Canada Ltd., 1987-1993; Taiwan Country
Head, Citibank, 1983-1987
Principal, Robertson Piper Software Group,	Trustee, California Investment	Experience in investment banking and
since 2006	Trust, since 2006, 12 portfolios	technology industry; M.B.A.; Senior
	overseen	Vice President, Investment Banking,
Friedman, Billings Ramsey, 2003-2006;
Director, Technology Investment Banking,
Salomon Smith Barney, 2001-2002;
Vice President, Technology Investment
Banking, CS First Boston/Donaldson
Lufkin & Jenrette, 1997-2001; Associate,
PaineWebber, Inc., 1995-1997
Director, RREEF, since 2006	Trustee, California Investment	Experience in real estate in both law
	Trust, since 2002, 12 portfolios	and business; J.D.; Executive Vice
	overseen	President, Jones Lang LaSalle
Americas, Inc., 1999-2006; Associate,
Orrick Herrington & Sutcliffe LLP
(law firm), 1996-1999; Associate, Gordon
& Rees LLP (law firm), 1992-1993
Chairman, Parker Price Venture Capital, Inc.,	N/A	Director, NexFlash Technologies, Inc.,
since prior to 2006		2001-2005; Partner, McCutchen, Doyle,
Brown & Enersen (international law
firm), 1988-1997
Partner, Duane Morris LLP (law firm),	Trustee, California Investment	Experience in law and
since prior to 2006	Trust, since 2006, 12 portfolios	securities regulations; J.D; Associate,
	overseen	Duane Morris LLP (law firm), 2000-2002;
Associate, Hancock Rothert & Bunshoft
LLP (law firm), 1994-1999

Chief Executive Officer, CCM Partners since	President, Secretary, Chairman	Chief Executive Officer, ETS Spreads
prior to 2006. Portfolio Manager and	& Trustee, California Investment	since 2008
President of the California Investment Trust Funds,	Trust since 1998
since prior to 2006

Portfolio Manager, CCM Partners, since 2010;	Treasurer, California Investment	Head Trader, TKI Capital Management,
Portfolio Manager, ETS Spreads since 2007	Trust since 2010	2003-2006

ITEM 2. CODE OF ETHICS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)	Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.  This item is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

8(a) Portfolio Manager.

(1) Mr. Fung Kwok On has served as the registrant’s portfolio manager since June 2011. Mr. Fung Kwok On has been the team leader and the chief portfolio manager of the China Fund Management Team at Nikko Asset Management Co. Ltd.  (“Nikko AM” or the “Sub-Adviser”) since 2009 and prior to that was the chief portfolio manager of the China Fund Management Team since 2005. Other positions he has held include vice president with HSBC Private Bank in 2004 and Investment Manager with Credit Agricole Asset Management in 1995.  Mr. Fung Kwok On earned a BA from International Christian University in 1986 and earned his MBA from the Columbia Business School in 1991.

The information below is provided as of August 31, 2011.

(2) Other Accounts Managed by Portfolio Manager

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts, that Mr. Fung Kwok On managed as of August 31, 2011:

Mr. Fung Kwok On
Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Investment Advisory Fee is Performance- Based	Assets Managed for which Investment Advisory Fee is Performance-Based
Registered Investment Companies	0	–	0	–
Other Pooled Investment Vehicles	6	$718,736,584	3	$212,808,818
Other Accounts	0	–	0	–

Potential Conflicts

Individual portfolio managers may manage multiple funds. CCM Partners, L.P. (the “Adviser”) and the Sub-Adviser manage potential conflicts between fund through allocation policies and procedures, internal review processes, including, but not limited to reports and oversight by management. The Adviser and the Sub-Adviser have developed trade allocation systems and controls to help ensure that no one fund, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds participate in investment decisions involving the same securities.

Portfolio Manager Securities Ownership

As of August 31, 2011, no individuals affiliated with the Adviser or Sub-Adviser held interests in the Fund.

(3) Compensation of Portfolio Manager

The compensation of the registrant’s Portfolio Manager, currently Mr. Fung Kwok On includes a base salary, cash bonus, and a package of employee benefits that are generally available to all salaried employees. Compensation is structured to emphasize the performance of each individual to increase corporate value in order to fulfill the expectations of stockholders of the Sub-Adviser. The Sub-Adviser does not have any “incentive compensation” or “deferred compensation” programs specifically designed for the Portfolio Manager. Compensation is not linked to the distribution of Fund shares or to the performance of any specific account or Fund. The Portfolio Manager may also participate in equity ownership of the Sub-Adviser. Each element of compensation is detailed below:

Base Salary. The Portfolio Manager is paid a fixed base salary that is intended to be competitive in light of the Portfolio Manager's experience and responsibilities.

Bonus. Bonus payments are based on a number of factors including the profitability of the firm and the employee’s long-term contributions, Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns.

Employee Benefit Program. The Portfolio Manager participates in benefit plans and programs available generally to all employees, which includes various insurance coverage and retirement programs, including a defined contribution pension plan.

The above information regarding compensation of the Portfolio Manager is current as of August 31, 2011.

8(b)  There has been a change, as of the date of filing, to the Portfolio Managers identified in response to paragraph (a) of this Item in the registrant’s most recent annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 to January 31	0	0	0	0
February 1 to February 28	0	0	0	0
March 1 to March 31	0	0	0	0

April 1 to April 30	0	0	0	0
May 1 to May 31	0	0	0	0
June 1 to June 30	(1) 531,977	$7.61	(1) 531,977	(2) 0
Total	531,977	$7.61	531,977	125,032

(1)	Shares repurchased under the registrant’s semi-annual repurchase offer.

(2)
In addition to the semi-annual repurchase offer, the registrant may repurchase up to 2,179,932 shares under a separate repurchase program (the “Repurchase Program”) which commenced on November 1, 2004. The Repurchase Program does not have an expiration date.  As of June 30, 2011, 125,032 shares may be purchased under the repurchase program.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.  Code of Ethics required by Item 2 is only required in an annual report on this Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002, as amended (“SOX”), are filed as Exhibit 12(a)(2) to this Form N-CSR.

(a)(3) The registrant has made no written solicitations to purchase securities pursuant to Rule 23C-1 under the 1940 Act during the period covered by this report to 10 or more persons.

(b) Certifications required by Rule 30a-2(b) under the 1940 Act, Section 906 of SOX, Rule 13a-14(b) under the Exchange Act, and Section 1350 of Chapter 63 of Title 18 of the United States Code are furnished as Exhibit 12(b) to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Shelton Greater China Fund

By: ________________________________
Name: Stephen C. Rogers
Title: Chief Executive Officer

Date:  September ___, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: ___________________________________
Name: Stephen C. Rogers
Title: Chief Executive Officer

Date:  September ___, 2011

By: _________________________
Name: William P. Mock
Title: Chief Financial Officer

Date:  September___, 2011